UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023 (April 25, 2023)

QUOTIENT LIMITED
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-36415 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 011-41-22-716-9800

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03             Material Modification to Rights of Security Holders

The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.07             Submission of Matters to a Vote of Security Holders.

On April 25, 2023, Quotient Ltd. (the “Company”) held an extraordinary general meeting of ordinary shareholders of the Company, in which 17,609,924 of the Company’s ordinary shares were represented in person or by proxy, representing approximately 83.64% of the Company’s issued and outstanding ordinary shares entitled to vote. Also on April 25, 2023, the Company held a preference class meeting, in which 1,600,000 of the Company’s preference class shares were represented in person or by proxy, representing approximately 70.59% of the Company’s issued preference class shares entitled to vote. The extraordinary general meeting and the preference class meeting are hereinafter referred to as the “Meeting”.

At the Meeting, a special resolution was submitted to the votes of ordinary and preference class shareholders to approve a merger transaction pursuant to a Merger Implementation Agreement, dated March 2, 2023, between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the “Merger Implementation Agreement”). The Merger Implementation Agreement contains, among other things, the terms and means of effecting a proposed merger (“Merger”) of the Company and Quotient Holdings Merger Company Limited under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the “Law”).  At the Meeting, the Company requested approval of the Merger for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law and to authorize the directors of the Company (or a duly authorized committee thereof) to take all actions as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Implementation Agreement.

The foregoing description of the Merger Implementation Agreement is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Implementation Agreement, a copy of which was filed with the Company’s Definitive Proxy Statement on Schedule 14A on March 6, 2023.

The final voting results on the special resolution are as follows:

To approve the Merger Implementation Agreement dated March 2, 2023
Extraordinary General Meeting	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	17,573,472	34,399	2,053	0
Preference Class Meeting	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	1,600,000	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED

April 27, 2023
	By:	/s/ Manuel O. Méndez
Name: Manuel O. Méndez
Title: Chief Executive Officer